SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 1, 2000
                            -----------------------
                         Date of earliest event reported


                               SAFETY-KLEEN CORP.
                     ------------------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                      001-8368                   51-0228924
------------------------       ---------------------         -------------------
(State of Incorporation)       (Commission File No.)           (IRS Employer
                                                             Identification No.)


                         1301 Gervais Street, Suite 300
                         Columbia, South Carolina 29201
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Item 4.  Changes in Registrant's Certifying Accountant




(a)  (i)    On August 1, 2000, the Company dismissed  PricewaterhouseCoopers LLP
            as   its    independent    accountants.    (ii)   The   reports   of
            PricewaterhouseCoopers LLP on the financial statements of the Company for each of the past two years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles (see paragraph
            (v) below). (iii) The decision to change accountants was recommended by the Special Committee, as described in b (i) below, and the Audit
            Committee of the Company's Board of Directors, and was approved by the Company's Board of Directors. (iv) During the Company's two most recent fiscal years and through the date of this report, there have not been any disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements of the Company for such periods. (v) During the Company's two most recent fiscal years and through the date of this report, there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation
            S-K, except as follows:

            On March 8, 2000, PricewaterhouseCoopers LLP notified the Company by letter that because the Company advised that the representations previously provided by management in connection with the Company's financial statements for the years ended August 31, 1999, 1998, and 1997 may no longer be relied upon, it was withdrawing its previously issued reports on those financial statements. It stated further that such reports should no longer be relied upon or associated with the Company's financial statements for such years.

     (vi) The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 8, 2000, is filed as Exhibit 16.1 to this Form 8-K.

(b)  (i)    Subject to the approval of the United  States  Bankruptcy  Court for the  District of Delaware,  Arthur  Andersen LLP has been engaged by the Company as its new independent accountant to audit the Company's financial  statements,  effective as of August 2, 2000. Prior to the engagement  of Arthur  Andersen  LLP, the Company had not  consulted with Arthur Andersen LLP during its two most recent fiscal years and through the date of this report regarding (A) either the application
            of  accounting  principles  to  a  specified   transaction,   either
            completed  or proposed,  or the type of audit  opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided  that
            Arthur Andersen  concluded was an important factor considered by the
            Company in reaching a decision as to the  accounting,  auditing,  or
            financial   reporting   issue,  or  (B)  the  subject  of  either  a
            disagreement or a reportable event described in Paragraph (a) (v) above, except as follows:

            Subsequent to the issuance of PricewaterhouseCoopers LLP's report dated October 5, 1999 and in connection with the initiation of an internal investigation being supervised by a Special Committee of the Board of Directors established for that purpose, the Special Committee engaged legal counsel. On March 4, 2000 legal counsel engaged Arthur Andersen to conduct an investigation of the Company's prior reported financial results for the fiscal years ended August 31, 1997, 1998, and 1999 and the interim period ended November 30, 1999 and certain of its accounting policies and practices. In connection with that investigation, the Company has had consultations with Arthur Andersen LLP on certain accounting and auditing matters. The matters discussed with Arthur Andersen LLP have included, but are not necessarily limited to, the Company's revenue recognition policies, asset capitalization policies, accounting for derivative financial instruments and accounting for business combinations. The Company has also had ongoing discussions with PricewaterhouseCoopers LLP on certain of these matters. No written reports or opinions have been provided to management or to the Special Committee by Arthur Andersen LLP and the investigation is ongoing at this time. Other than in connection with the above referenced investigation, the Company has not consulted with Arthur Andersen LLP regarding its accounting policies and the application of accounting principles, and has not consulted with Arthur Andersen LLP regarding the type of audit opinion that might be rendered on the Company's financial statements.

     (ii) The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the above statements. A copy of such letter, dated August 3, 2000 is filed as Exhibit 16.2 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

Exhibit No. Description

16.1 Letter from PricewaterhouseCoopers LLP, dated August 8, 2000 to the Securities and Exchange Commission, pursuant to Item 304(a) (3) of Regulation S-K.
16.2 Letter from Arthur Andersen LLP dated August 3, 2000 to the Securities and Exchange Commission, pursuant to Item 304(b) of Regulation S-K.

                                    Signature

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   August 8, 2000                    SAFETY-KLEEN CORP.

                                           By:   /s/ David Thomas, Jr.
                                               -----------------------
                                                David Thomas, Jr.
                                                Chief Executive Officer and
                                                Chairman of the Board